                                                                    EXHIBIT 99.3



Foothill Partners II, L.P.
Foothill Partners III, L.P.
11111 Santa Monica Boulevard
Los Angeles, California  90025

Gentlemen:

    This letter will confirm the agreement of Children's Broadcasting Corporation (the "Borrower") and its undersigned subsidiaries (the "Guarantors"; the Guarantors and Borrower shall be referred to individually and collectively, jointly and severally, as the "Company") that Foothill Partners II, L.P. and Foothill Partners III, L.P. (the "Funds"), in connection with its acquisition of debt of the Company, will be entitled to the following contractual rights, in addition to rights to certain non-public financial information, inspection rights and other rights specifically provided to all lenders under that certain Amended and Restated Loan and Security Agreement, dated July 1, 1997, between Foothill Capital Corporation and the Borrower, as amended by that certain Amendment Number One to Amended and Restated Loan and Security Agreement, dated September 24, 1997, between Foothill Capital Corporation and the Borrower (as further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"):

    (1) The Funds shall be permitted to select one representative ("Representative") to consult with and advise management of the Company on significant business issues, including management's proposed annual operating plans, and management will make itself available to meet with that Representative regularly during each year by telephone and/or at the Company's facilities at mutually agreeable times, on reasonable prior written notice, for such consultation and advice and to review progress in achieving such plans.

    (2) In the event of any material development to or affecting the Company's business, the Company shall notify the Representative and provide the Representative with the opportunity, on reasonable prior written notice, to consult with and advise management of its views with respect thereto.

    (3) The Representative may examine the books and records of the Company and visit and inspect its facilities and may reasonably request information at reasonable times and intervals concerning the general status of the Company's financial condition and operations.

    (4) On reasonable prior written notice, the Representative may discuss the business operations, properties and financial and other condition of the Company with the Company's officers, employees and directors and with the Company's independent certified accountants and investment bankers.

    (5) The Funds shall be entitled to request that the Company provide it when available, with copies of (i) all financial statements, forecasts and projections provided to or approved by its Board of Directors; (ii) all notices, minutes, proxy materials, consents and correspondence and other material that it provides to its Directors and shareholders; (iii) any letter issued to the Company by its accountants with respect to the Company's internal controls; (iv) any documents filed by the Company with the Securities and Exchange Commission;
(v) copies of all information, statements and reports provided to any Agent under the Loan Agreement; and/or (vi) such other business and financial data as the Representative may reasonably request in writing from time to time.

    The Funds agree that they will not disclose to any third party any information provided to the Funds by the Company hereunder which is not generally available to the public or which is specifically designated by the Company as confidential, except with the prior express approval of the Company or as may otherwise by required by applicable law.

    The rights described herein shall apply and continue for so long as the Funds continue to hold an amount of indebtedness of the Company equal to at least 25% of the indebtedness of the Company owned by the Funds on the date hereof; provided that such indebtedness shall be deemed to remain outstanding notwithstanding an exchange by the Company of such indebtedness for other indebtedness or securities unless such exchange is in connection with a public offering of the Company's securities or a merger or reorganization of the Company.

                                       Very truly yours,

                                       CHILDREN'S BROADCASTING
                                       CORPORATION, a Minnesota corporation


                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       CHILDREN'S RADIO OF LOS ANGELES, INC.,
                                       a Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------

                                       CHILDREN'S RADIO OF NEW YORK, INC.,
                                       a New Jersey corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       CHILDREN'S RADIO OF MINNEAPOLIS, INC.,a
                                       Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       CHILDREN'S RADIO OF GOLDEN VALLEY, INC., a Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       CHILDREN'S RADIO OF MILWAUKEE, INC., a
                                       Minnesota corporation


                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       CHILDREN'S RADIO OF DENVER, INC.,
                                       a Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------

                                       CHILDREN'S RADIO OF KANSAS CITY, INC., a
                                       Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       CHILDREN'S RADIO OF DALLAS, INC.,
                                       a Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------

                                       CHILDREN'S RADIO OF HOUSTON, INC., a
                                       Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------

                                       CHILDREN'S RADIO OF PHILADELPHIA, INC.,
                                       a Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------

                                       CHILDREN'S RADIO OF DETROIT, INC.,
                                       a Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------

                                       CHILDREN'S RADIO OF CHICAGO, INC.,
                                       a Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       CHILDREN'S RADIO OF PHOENIX, INC.,
                                       a Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       WWTC-AM, INC.,
                                       a Minnesota corporation




                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       KYCR-AM, INC.,
                                       a Minnesota corporation




                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       WZER-AM, INC.,
                                       a Minnesota corporation




                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------

                                       KKYD-AM, INC.,
                                       a Minnesota corporation




                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       KCNW-AM, INC.,
                                       a Minnesota corporation




                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       KAHZ-AM, INC.,
                                       a Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       KTEK-AM, INC.,
                                       a Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       WPWA-AM, INC.,
                                       a Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------

                                       WCAR-AM, INC.,
                                       a Minnesota corporation




                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       WJDM-AM, INC.,
                                       a Minnesota corporation




                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       KPLS-AM, INC.,
                                       a Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       WAUR-AM, INC.,
                                       a Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------


                                       KIDR-AM, INC.,
                                       a Minnesota corporation



                                       By:  /s/ Christopher T. Dahl
                                           -----------------------------------
                                       Title:  Chief Executive Officer
                                              --------------------------------

AGREED AND ACCEPTED THIS
25th DAY OF SEPTEMBER, 1997.

FOOTHILL PARTNERS II, L.P.


By:  /s/ Keith Alexander
    -----------------------------------------
        Managing General Partner


FOOTHILL PARTNERS III, L.P.


By:  /s/ Keith Alexander
    -----------------------------------------
        Managing General Partner